UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. ____)

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Frontier Funds, Inc.
(Name of Registrant as Specified in its Charter)

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Frontier Timpani Small Cap Growth Fund

June 29, 2015

Dear Shareholder,

We need your help with the upcoming special meeting of shareholders of the Frontier Timpani Small Cap Growth Fund (the “Fund”), a series of Frontier Funds, Inc. (the “Company”), to vote on an important proposal affecting the Fund.  The meeting will be held on August 18, 2015, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 at 1:00 p.m. local time.  We are asking shareholders of the Fund to approve a new advisory agreement between the Company and Timpani Capital Management LLC (“Timpani”), the investment adviser to the Fund.

As discussed in more detail in the enclosed proxy statement, the meeting is being called because a proposed transfer of interests between the two owners of Timpani will result in a change of control at Timpani.  This, in turn, will result in the termination of the Fund’s existing advisory agreement with Timpani.  Accordingly, the Board of Directors of the Company has approved a new advisory agreement that will take effect upon the closing of the transaction.  While the proposed transaction will be deemed a change of control under the federal securities laws, it will not have any material impact on Timpani’s business or operations or on how Timpani manages the Fund.

The terms of the new advisory agreement are substantially similar to the terms of the Fund’s current advisory agreement with respect to services provided by Timpani and there will be no change to the advisory fee.

The question and answer section that follows discusses the proposal to approve the new advisory agreement that requires shareholder approval.  The proxy statement itself provides greater detail about the proposal.  The Board of Directors recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•	Mail: Complete and return the enclosed proxy card.

•	Internet: Access the website shown on your proxy card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•	In person: Attend the special shareholder meeting on August 18, 2015.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

/s/ William D. Forsyth III

William D. Forsyth III

President of Frontier Funds, Inc.

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.	Why am I receiving this proxy statement?

A

Under the terms of the operating agreement for Timpani Capital Management LLC (“Timpani”), Growth Investment Managers LLC (“GIM”), a holding company and majority owner of Timpani, will acquire additional interests in Timpani from the other owner of Timpani, Frontier One LLC.  In addition, GIM will have the ability to appoint a majority of Timpani’s board of directors as well as the managing member of Timpani.  Currently, Frontier One LLC, a holding company and owner of Timpani, controls Timpani’s board of directors and therefore controls the management and policies of Timpani.  The transaction will result in a change of control at Timpani.  Under federal securities law and the terms of the advisory agreement between Frontier Funds, Inc.  (the “Company”) and Timpani, a change of control results in the termination of the current advisory agreement.  If Timpani is to continue to serve as adviser to the Frontier Timpani Small Cap Growth Fund (the “Fund”) following the transaction, it is necessary for shareholders of the Fund to approve a new advisory agreement for the Fund.

Q.	Why is GIM acquiring control of Timpani?

A.

GIM is majority owned by Brandon M. Nelson, the Fund’s portfolio manager.  Mr. Nelson also serves as Chief Investment Officer of Timpani.  Timpani’s operating agreement was structured with the long-term goal of having the majority of the equity of the firm to be held by GIM.  The transfer of ownership and control of Timpani was structured to take place through transfers of equity over time.  GIM intends to exercise its option to acquire an additional percentage of the equity interests of Timpani on or about August 19, 2015.  Following the transaction, GIM will own a supermajority of Timpani’s equity interests and control the management and policies of Timpani.

Q.	How would this affect my account with the Fund?

A.

The transaction will not affect your account.  The new advisory agreement would simply continue the relationship between the Company and Timpani under Timpani’s new ownership structure.  You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the change of control at Timpani.  The new advisory agreement contains substantially similar terms as the existing advisory agreement and is discussed in more detail in the enclosed proxy statement.  In addition, the personnel responsible for the Fund’s investments will not change.

Q.	How will the transaction affect the fees and expenses I pay as a shareholder of the Fund?

A.

The fees and expenses that you pay as a shareholder of the Fund will not increase as a result of the transaction.  The approval of the new advisory agreement will not result in an increase in the Fund’s investment advisory fee and the Fund will not bear any portion of the costs associated with the transaction.

Q.	How does the Company’s Board of Directors recommend that I vote?

i

A.	After careful consideration, the Company’s Board of Directors unanimously recommends that shareholders vote FOR the proposal.

Q.	What will happen if the new advisory agreement is not approved by the shareholders?

A.

If the shareholders of the Fund do not approve the new advisory agreement, the Board of Directors will consider other alternatives to the new advisory agreement.  The Board of Directors will take such action as it deems in the best interests of shareholders of the Fund.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “record date,” which is June 12, 2015 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

• Through the Internet. Please follow the instructions on your proxy card.

• By telephone, with a toll-free call to the phone number indicated on the proxy card.

• By mailing in your proxy card.

• In person at the meeting in Northbrook, Illinois on August 18, 2015.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings.  If you would like to change your previous vote, you may vote again using any of the methods described above.

ii

IMPORTANT INFORMATION FOR SHAREHOLDERS

Frontier Funds, Inc.

Frontier Timpani Small Cap Growth Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held August 18, 2015

Notice is hereby given that Frontier Funds, Inc. (the “Company”) will hold a special meeting of shareholders of Frontier Timpani Small Cap Growth Fund (the “Fund”) on August 18, 2015, at the office of the Company, 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 at 1:00 p.m. Central Time.  The meeting is being held so that shareholders can consider the following proposal and transact such other business as may be properly brought before the meeting:

1.	To approve a new advisory agreement between the Company and Timpani Capital Management LLC (“Timpani”), the Fund’s investment adviser, as a result of a proposed change of control at Timpani.

The new advisory agreement will take effect only if the proposed change of control at Timpani is consummated.

The Board of Directors of the Company unanimously recommends that you vote in favor of the proposal.

Shareholders of record of the Fund at the close of business on the record date, June 12, 2015, are entitled to notice of and to vote at the meeting and any adjournment(s) or postponements thereof.  The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about June 29, 2015, to such shareholders of record.

By Order of the Board of Directors,

/s/ William D. Forsyth III

William D. Forsyth III
Secretary of Frontier Funds, Inc.

Northbrook, Illinois
June 29, 2015

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Just follow the simple instructions that appear on your proxy card.  Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.  If you wish to attend the meeting and vote your shares in person at that time, you will still be able to do so.

June 29, 2015

Frontier Funds, Inc.

Frontier Timpani Small Cap Growth Fund

PROXY STATEMENT

400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

SPECIAL MEETING OF SHAREHOLDERS
August 18, 2015

Introduction

This proxy statement is being provided to you on behalf of the Board of Directors (the “Board”) of Frontier Funds, Inc. (the “Company”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Frontier Timpani Small Cap Growth Fund (the “Fund”).  The purpose of the meeting is to seek shareholder approval of a new advisory agreement between the Company and Timpani Capital Management LLC (“Timpani”) and to transact such other business as may be properly brought before the meeting.

You will find this proxy statement divided into three parts:

Part 1	Provides details on the proposal to approve the new advisory agreement (see page 2)
Part 2	Provides information about ownership of shares of the Fund (see page 8)
Part 3	Provides information on proxy voting and the operation of the meeting (see page 9)

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about June 29, 2015.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on August 18, 2015:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at proxyonline.com/docs/frontier2015

Please read the proxy statement before voting on the proposal.  If you need additional copies of this proxy statement or proxy card, please contact AST Fund Solutions at 1-800-581-3783.  Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.  Additional copies of this proxy statement will be delivered to you promptly upon request.  To obtain directions to attend the meeting, please call 1-847-509-9860.

For a free copy of the Company’s annual report for the fiscal year ended June 30, 2014, or the most recent semi-annual report, please contact the Company at 1-888-825-2100 or in writing at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062.

PART 1

DESCRIPTION OF PROPOSAL
APPROVAL OF NEW ADVISORY AGREEMENT

Background

The meeting is being called to consider a proposal necessitated by a proposed change of control at Timpani.  Timpani is currently owned by Growth Investment Managers LLC (“GIM”) and Frontier One LLC (“Frontier One”).  Frontier One currently controls Timpani’s board of directors and therefore the management and policies of Timpani.  Under the terms of the operating agreement, GIM has an option to acquire additional interests in Timpani and intends to exercise that option on or about August 19, 2015 (the “Transaction”).  As a result of the Transaction, GIM will have the ability to appoint a majority of the members of Timpani’s board of directors as well as the managing member of Timpani (a position currently held by Frontier One).  Under federal securities law and the terms of the advisory agreement between the Company and Timpani, a change of control results in the termination of the current advisory agreement.  If Timpani is to continue to serve as adviser to the Fund following the Transaction, it is necessary for shareholders of the Fund to approve a new advisory agreement for the Fund.

GIM is majority owned by Brandon M. Nelson, portfolio manager to the Fund and Chief Investment Officer of Timpani.  William D. Forsyth III, the President of the Company, owns a majority interest in Frontier One.

If the proposal regarding the approval of the new advisory agreement is approved and the Transaction is consummated, Timpani will continue to serve as the adviser to the Fund for an initial two-year period from the effective date of the new advisory agreement.  The change of control at Timpani will not have any material impact on Timpani’s business or operations or on how Timpani manages the Fund.

The form of the new advisory agreement is attached as Exhibit A.  The terms of the new advisory agreement are substantially similar to the terms of the Fund’s current advisory agreement with respect to services provided by Timpani and the advisory fee is identical.  The material terms of the new advisory agreement and current advisory agreement are compared below in “Terms of the Existing and New Advisory Agreements.”

The new advisory agreement will not change the Fund’s advisory fee rate.

Information About the Fund

The Fund is a series of the Company.  The Company is an open-end management investment company organized as a Maryland corporation.  Timpani is the Fund’s investment adviser.  Timpani’s principal office is located at 10850 West Park Place, Suite 1020, Milwaukee, Wisconsin 53224.  Frontegra Strategies, LLC is the principal distributor of the Fund’s shares.  Frontegra Strategies, LLC is located at 400 Skokie Blvd., Suite 500, Northbrook, Illinois 60062.  Timpani and Frontegra Strategies, LLC are considered affiliates because William D. Forsyth III is a control person of each firm.  The Fund’s administrator is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

Information About Timpani

Timpani is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.  Timpani provides investment management and advisory services to investment companies, other pooled investment vehicles and pension and profit sharing plans.  Timpani has served as the Fund’s investment adviser since the Fund commenced operations on March 23, 2011.  Timpani is majority-owned by GIM, a holding company controlled by Brandon M. Nelson, Chief Investment Officer and a Director of Timpani, and the Fund’s portfolio manager.  William D. Forsyth III is an equity owner in Frontier One, a holding company and the minority owner of Timpani, and is a Director and President of the Company.  Mr. Forsyth is also a Director and the President of Timpani.

Transaction Will Not Adversely Affect Timpani or the Fund

The change of control at Timpani will not have any material impact on Timpani’s business or operations or on how Timpani manages the Fund.  The Transaction will not result in any change in the services provided by Timpani to the Fund or in Timpani’s ability to continue to provide a high level of service to the Fund going forward.  In particular, the Transaction will not result in any material changes in the manner in which Timpani renders advisory services to the Fund or the personnel providing services to the Fund.

Following the Transaction, William D. Forsyth, President of Timpani, is expected to be replaced as President by Brandon M. Nelson.  Patrick C. Magner is expected to be replaced as Vice President and a Director of Timpani by Ryan Isherwood.  Mr. Isherwood is a minority owner of GIM.

Impact of the Transaction on the Fund’s Advisory Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve a proposed new advisory agreement with Timpani.  The consummation of the Transaction would constitute an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”)) of the Fund’s current advisory agreement with Timpani (the “existing advisory agreement”).  As required by the Investment Company Act, the existing advisory agreement provides for its automatic termination in the event of an assignment.  Accordingly, the existing advisory agreement will terminate upon the consummation of the Transaction, and the new advisory agreement is necessary if Timpani is to continue to act as adviser to the Fund.  The new advisory agreement would simply continue the relationship between the Company and Timpani under Timpani’s new ownership structure.

If the shareholders of the Fund do not approve the new advisory agreement, the Board will consider other alternatives to the new advisory agreement.  The Board will take such action as it deems in the best interests of shareholders of the Fund, which may include seeking exemptive relief from the SEC or asking Timpani to delay the Transaction.

Terms of the Existing and New Advisory Agreements

A copy of the new advisory agreement is attached as Exhibit A.  The following description is only a summary; however, all material terms of the new advisory agreement have been included in this summary.  You should refer to Exhibit A for the new advisory agreement, and the description set forth in this proxy statement of the new advisory agreement is qualified in its entirety by reference to Exhibit A.  The terms of the new advisory agreement are substantially similar to the terms of the existing advisory agreement with respect to services provided by Timpani and are identical with respect to the advisory fees.

Under both the new and the existing advisory agreements, Timpani is paid an investment advisory fee equal to 1.00% of the average daily net assets of the Fund.  Due to an expense cap agreement between Timpani and the Company, on behalf of the Fund, Timpani did not receive any investment advisory fees for the fiscal year ended June 30, 2014.  The expense cap agreement will remain in place until October 31, 2016.  Thereafter, it shall automatically continue for successive renewal terms of one year unless either Timpani or the Company terminates the agreement prior to such renewal.

The existing advisory agreement was most recently approved by the Board on May 19, 2015.  The existing advisory agreement was approved by the Fund’s initial shareholder on March 23, 2011.

Advisory Services.  Both the new advisory agreement and the existing advisory agreement provide that Timpani serves as the Fund’s adviser and, subject to supervision of the Board, manages the Fund’s portfolio assets.  Under both agreements, Timpani provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  Additionally, under both agreements, Timpani manages the Fund in accordance with the Fund’s investment policies and restrictions and provides reports to the Board regarding the Fund’s investments.

Management Fee.  Both the new advisory agreement and existing advisory agreements contain identical fee structures.  Both agreements provide that Timpani shall receive an investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

Duration and Termination.  Both the existing advisory agreement and the new advisory agreement provide that they will begin after being approved in accordance with the requirements of the Investment Company Act and upon execution by Timpani and the Company.  Both agreements provide that they shall remain in effect for the Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual approval as required by the Investment Company Act.  The existing advisory agreement was entered into on March 23, 2011, and became effective March 23, 2011.  Both the existing advisory agreement and the new advisory agreement provide for the termination of the agreement at any time (i) by the vote of the majority of the Board or by the vote of a majority of the outstanding securities of the Fund on at least 60 days’ written notice to Timpani; or (ii) by Timpani on not less than 60 days’ written notice to the Company.

Payment of Expenses.  Both the new advisory agreement and the existing advisory agreement provide that Timpani will pay all expenses incurred by it in connection with its activities under the agreement and that Timpani will not be responsible for any expenses of the Fund.  The new advisory agreement clarifies that Timpani shall pay the salaries and expenses of all of its personnel performing services related to research, statistical and investment activities on behalf of the Fund.

Limitation on Liability.  Both the new advisory agreement and the existing advisory agreement provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of Timpani of its duties or obligations under the advisory agreement, Timpani will not be subject to any liability for errors of judgment, mistake of law or for any loss suffered by the Company, the Fund or its shareholders in connection with matters to which the advisory agreement relates.

Other Provisions.  The new advisory agreement includes additional provisions clarifying that Timpani will only disclose a shareholder’s non-public personal information in accordance with an exemption under Regulation S-P or as otherwise permitted by law and has adopted policies and procedures which comply with applicable state privacy laws and Regulation S-P pertaining to the protection and disclosure of shareholders’ non-public personal information.  The new advisory agreement also requires Timpani to make available information reasonably requested by the Company, its officers and legal counsel in order to prepare the Company’s registration statement and to notify the Company if any event occurs which would disqualify Timpani from serving as an investment adviser of an investment company.  The new advisory agreement also provides that Timpani acknowledges that the Company owns the rights to the “Frontier” portion of the Fund’s name.

Board Approval and Recommendation

The Board approved the new advisory agreement at a meeting held on May 19, 2015.  The Board, the majority of which are not “interested persons” of the Company as defined in the Investment Company Act (the “Independent Directors”), reviewed the new advisory agreement along with materials relevant to its consideration of the agreement, such as information regarding Timpani’s business, personnel, compliance program and financial condition.  The Board discussed the proposal with a representative of Timpani who participated in the meeting and provided additional information to the Board about Timpani and the Transaction.  The Board was also provided with Timpani’s responses to detailed requests submitted by the Company’s legal counsel, a memorandum prepared by Timpani’s chief compliance officer and other information relevant to their consideration of the agreement.  The Board considered that, except with respect to the effective and termination dates, the terms of the new advisory agreement are substantially the same as the terms of the existing advisory agreement in all material respects.

In reaching its decision to approve the new advisory agreement, the Board, with the assistance of the Company’s legal counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following:  (1) the quality of Timpani’s services provided to the Fund; (2) the fact that Timpani has been responsible for the selection of investments for the Fund’s portfolio and its day-to-day investment management since the Fund’s inception; (3) the fact that the Transaction is not expected to affect the manner in which Timpani provides advisory services to the Fund; (4) the fact that the current portfolio manager will continue to manage the Fund; (5) the fact that the fee structure under the new advisory agreement would be identical to the fee structure under the existing advisory agreement; (6) the fact that the advisory services under the new advisory agreement and the existing advisory agreement are substantially similar; and (7) other factors deemed relevant.

In approving the new advisory agreement, the Board considered the following factors and made the following conclusions:

Nature, Extent and Quality of Services Provided to the Fund.  The Board’s analysis of the nature, extent and quality of Timpani’s services to the Fund took into account knowledge gained from Timpani’s presentations to the Board at meetings throughout the year.  The Board considered Timpani’s experience as a small cap growth manager and services it would continue to provide to the Fund and its shareholders under the new advisory agreement.  The Board discussed Timpani’s responsibilities for managing the Fund’s investments and overseeing the Fund’s other activities, such as monitoring its compliance with applicable requirements under the securities laws.  The Board also considered Timpani’s efforts, in conjunction with its affiliate Frontier Partners, Inc. (“Frontier”), to market Timpani’s strategy and increase the Fund’s assets.  The Board concluded that the range of services to be provided by Timpani was appropriate and that Timpani was qualified to provide such services.

Investment Performance of the Fund and Timpani.  The Board reviewed the Fund’s investment performance, both in absolute terms as well as compared to the Fund’s benchmark index.  The Board reviewed the Fund’s performance for the one-year, three-year and since-inception periods ended December 31, 2014.  The Board noted that the Fund underperformed the benchmark index for the one-year period but outperformed the index for the three-year and since-inception periods ended December 31, 2014.  The Board also noted that the Fund outperformed the benchmark for the first quarter of 2015.  The Board also reviewed the historical performance for Timpani’s small cap growth private accounts.  The Board concluded that the Fund’s performance was satisfactory and that Timpani would continue to provide a high level of advisory services to the Fund.

Advisory Fee.  The Board reviewed and considered the advisory fee payable by the Fund to Timpani under the new advisory agreement.  The Board compared the Fund’s contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in the same Morningstar peer group.  The Board noted that the Fund’s advisory fee was above the industry average.  The Board noted that, after giving effect to the expense cap agreement, the total expense ratio was in line with the industry average for Class Y shares and below the industry average for Institutional Class shares.  The Board also considered the fee rates charged to Timpani’s separate account clients and the sub-account of a collective fund managed by Timpani and the sleeve of a mutual fund for which Timpani serves as subadviser.  The Board concluded that the advisory fee paid by the Fund to Timpani was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Board reviewed information concerning Timpani’s financial condition, costs and profitability.  The Board also considered the effect of the expense cap agreement on Timpani’s compensation.  The Board noted that Timpani continues to waive the majority of its investment advisory fees under the expense cap agreement but that the Fund had reached financial “break even.”  The Board concluded that Timpani had the financial resources to provide quality services to the Fund.  The Board also concluded that the profitability information supported the Board’s determinations that Timpani had the financial resources to provide quality services to the Fund and that the advisory fee was reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies.  Given the Fund’s current asset level, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets.

Other Benefits to Timpani.  In addition to the above factors, the Board also discussed other benefits received by Timpani from its management of the Fund, including, without limitation, possible soft dollar benefits.  The Board noted that Timpani’s affiliate, Frontier, provides consulting services to, and is compensated by, Timpani.  However, the Board determined that Timpani’s services to the Fund would not be compromised by this potential conflict of interest.  The Board also noted that William D. Forsyth III, the president of the Company and Frontegra Asset Management, Inc. (“Frontegra”), is also the president and a director of Timpani and that Frontegra and its affiliates provide various services to Timpani with respect to the Fund for which Timpani is not charged.  The Board concluded that the other benefits to Timpani from its relationship with the Fund were reasonable.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the new advisory agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.

If the shareholders of the Fund do not approve the new advisory agreement, the Board will consider other alternatives to the new advisory agreement.  The Board will take such action as it deems in the best interests of shareholders of the Fund, which may include seeking exemptive relief from the SEC or asking Timpani to delay the Transaction.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of the new advisory agreement with Timpani.

Additional Information

The following table sets forth the name, position and principal occupation of each principal executive officer and each director of Timpani as of June 1, 2015.  Except for Brandon M. Nelson, each individual’s principal address is 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  Mr. Nelson’s principal address is c/o Timpani Capital Management LLC, 10850 West Park Place, Suite 1020, Milwaukee, Wisconsin 53224.  Timpani is indirectly controlled by Brandon M. Nelson, through his equity ownership in GIM and William D. Forsyth III, through his equity ownership in Frontier One.

Name	Principal Occupation at Timpani
William D. Forsyth III	President, Director
Patrick C. Magner	Vice President, Director
Brandon M. Nelson	Chief Investment Officer, Director
Mark A. Ziehr	Chief Financial Officer, Secretary
Christopher A. Currie	Chief Compliance Officer

Other than the Fund, Timpani also serves as sub-adviser to one other investment company, the UBS Global Asset Management PACE Small/Medium Co Growth Equity Investments (the “PACE Fund”).  For services to the PACE Fund, Timpani receives compensation of 0.20% of the average daily net assets of the PACE Fund managed by Timpani.  As of May 31, 2015, Timpani managed approximately $112,415,708 million of the PACE Fund’s assets.

There were no brokerage commissions paid by the Fund to affiliated brokers of Timpani for the fiscal year ended June 30, 2014.

One of the directors of the Company, William D. Forsyth III, may be deemed to have an interest in the proposal due to the fact that Mr. Forsyth owns a majority interest in Frontier One, the entity that currently owns a minority interest in Timpani and which will sell a portion of its interests in Timpani to GIM in connection with the Transaction.  In connection with the Transaction, GIM will acquire an additional 15% interest in Timpani from Frontier One.

Frontier One and GIM, the members of Timpani, have each agreed to use their best efforts to comply with Section 15(f) of the Investment Company Act in connection with the Transaction.  Section 15(f) provides a non-exclusive safe harbor for an investment adviser or its affiliated persons to receive any amount or benefit in connection with the transfer of advisory arrangements, subject to the satisfaction of two conditions.  First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of the adviser.  The Board intends to satisfy this requirement.

Second, for a period of two years after the transaction, an “unfair burden” must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two year period after the transaction whereby the investment adviser (Timpani), or any interested person of the investment adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or (ii) from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).  The Board, Timpani, GIM and Frontier One are not aware of any actual or potential “unfair burden” of the type contemplated by Section 15(f).  No increase in advisory or other fees is contemplated.

PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on June 12, 2015, the record date, will be entitled to notice of, and to vote at, the meeting.  Pursuant to the Company’s Articles of Incorporation, Class Y and Institutional Class shares of the Fund shall vote together as a single class.  On June 12, 2015, there were 2,658,678 shares of the Fund outstanding and entitled to vote.  There were 120,554 Class Y shares outstanding and 2,538,124 Institutional Class shares outstanding.

Security Ownership of Management, Directors and Principal Shareholders

As of the record date, Mr. Forsyth beneficially owned 3.15% of the outstanding shares of the Fund.  No other officers or directors of the Company owned shares of the Fund.  As of the record date, the following persons are known by the Company to own beneficially or of record 5% or more of the outstanding shares of either the Institutional Class shares or Class Y shares of the Fund:

Name and Address	Number of Shares	Percentage of Class	Share Class

Charles Schwab & Co., Inc. FBO Benefit of Customers* 211 Main Street San Francisco, CA 94105	545,487	21.49%	Institutional

Fiduciary Trust Co. Int’l Dengel & Co. Church Street Station P.O. Box 3199 New York, NY 10008-3199	253,152	9.97%	Institutional

NFS LLC FEBO Fiduciary Trust Co. P.O. Box 55806 Boston, MA 02205	155,871	6.14%	Institutional

Charles Schwab & Co., Inc. FBO Benefit of Customers* 211 Main Street San Francisco, CA 94105	33,775	28.02%	Class Y

* The Company believes that each of the above entities, the holder of record of the shares listed, is not the beneficial owner of such shares.

PART 3

VOTING INFORMATION

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on June 12, 2015 (the “Record Date”), are entitled to vote at the meeting and any adjournments thereof.  Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Quorum

In order for a vote on the proposal by the Fund to occur at the meeting, there must exist a quorum of shareholders of the Fund.  The presence at the meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the meeting, or the vote required to approve the proposal is not obtained, the chairman of the meeting, in order to permit the further solicitation of proxies, may adjourn the meeting with respect to the proposal from time to time to a date not more than 120 days after the original record date of the meeting without further notice other than announcement at the meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.

Vote Required to Pass the Proposal

As provided under the Investment Company Act, approval of the new advisory agreement will require the vote of a majority of the outstanding voting securities of the Fund.  In accordance with the Investment Company Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.  Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

Proxies and Voting at the Meeting

Shareholders may use the proxy card provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting.  Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Company, at the address for the Company shown at the beginning of this proxy statement), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw a previously submitted proxy and vote in person.  To obtain directions on how to attend the meeting and vote in person, please call 1-847-509-9860.

All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, FOR the proposal referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the meeting.  If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares.  Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions.  The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting.  Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card.  In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card.  Shareholders will be prompted to follow a simple set of instructions which will appear on the website.

Method of Solicitation and Expenses

The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Timpani and/or its affiliates.  In addition to the solicitation by mail, certain officers and representatives of the Company, officers and employees of Frontegra and Timpani and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.  AST Fund Solutions has been retained as proxy tabulator.

The Fund will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval.  All such expenses will be borne by Timpani and/or its affiliates.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the Investment Company Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Company’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the proposal, no other business may properly come before the meeting.  If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Dated: June 29, 2015

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

EXHIBIT A

FORM OF NEW ADVISORY AGREEMENT

THIS AGREEMENT is entered into as of the _____ day of __________, 2015, between Frontier Funds, Inc., a Maryland corporation (the “Corporation”), and Timpani Capital Management LLC, a Delaware limited liability company (“Timpani”).

W I T N E S S E T H

WHEREAS, the Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”).  The Corporation is authorized to create separate series, each with its own separate investment portfolio (the “Funds”), and the beneficial interest in each such series is represented by a separate series of shares (the “Shares”).

WHEREAS, Timpani is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), engaged in the business of rendering investment advisory services.

WHEREAS, in managing the Corporation’s assets, as well as in the conduct of certain of its affairs, the Corporation seeks the benefit of Timpani’s services and its assistance in performing certain managerial functions.  Timpani desires to furnish such services and to perform the functions assigned to it under this Agreement for the consideration provided for herein.

NOW THEREFORE, the parties mutually agree as follows:

1.     Appointment.  The Corporation hereby appoints Timpani as investment adviser for each of the Funds of the Corporation on whose behalf the Corporation executes an Exhibit to this Agreement, and Timpani, by execution of each such Exhibit, accepts the appointments.  Subject to the supervision and oversight of the Board of Directors (the “Directors”) of the Corporation, Timpani shall manage the investment and reinvestment of the assets of each Fund in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Corporation’s current registration statement on Form N-1A (“Registration Statement”) and any additional compliance policies and procedures that the Corporation reasonably adopts and provides to Timpani (the “Policies and Procedures”), for the period and upon the terms herein set forth.  The investment of funds shall also be subject to all applicable restrictions of the Corporation’s Articles of Incorporation (“Articles”) and Bylaws (“Bylaws”) (collectively, the Articles and Bylaws are hereinafter referred to as the “Organizational Documents”) as may from time to time be in force.

Subject to the requirements of the Act, Timpani is hereby authorized to delegate its duties hereunder, at Timpani’s own expense, to a subadviser that is an investment adviser registered under the Advisers Act, pursuant to a written agreement under which the subadviser shall furnish the services specified therein to Timpani.  Timpani will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a subadviser.

2.     Certain Expenses.  Timpani shall pay the salaries and expenses of all of its personnel performing services related to research, statistical and investment activities on behalf of the Funds.  In addition to the expenses which Timpani may incur in the performance of its responsibilities under this Agreement, and the expenses which it may expressly undertake to incur and pay, Timpani shall incur and pay the actual out-of-pocket costs of any special meeting of Directors or shareholders to the extent convened as a result of a change of control of Timpani or otherwise convened for the primary benefit of Timpani.

3.      Investment Advisory Functions.  In its capacity as investment adviser, Timpani shall have the following responsibilities:

a.

To furnish continuous advice and recommendations to the Funds, as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time;

b.

To cause its officers and employees to attend meetings and furnish oral or written reports, as the Corporation may reasonably require, in order to keep the Directors and appropriate officers of the Corporation fully informed as to the condition of the investments of the Funds, the investment recommendations of Timpani, and the investment considerations which have given rise to those recommendations; and

c.	To supervise the purchase and sale of securities or other assets as directed by the appropriate officers of the Corporation.

The services of Timpani are not to be deemed exclusive and Timpani shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent Timpani from performing its duties and obligations under this Agreement.

4.      Obligations of Timpani.

a.

With respect to all matters relating to its performance under this Agreement, Timpani and its managers, officers and employees will act in accordance in all material respects with applicable law and with the Corporation’s Organizational Documents and regulatory filings, including its Registration Statement, as amended, and compliance Policies and Procedures adopted pursuant to Rule 38a-1 under the Act and the Corporation’s other Policies and Procedures, all to the extent required under applicable law in connection with Timpani’s provision of services under this Agreement.

b.

Timpani agrees to cooperate with periodic reviews (at reasonable times and in reasonable number) of Timpani’s compliance program by the Corporation’s compliance personnel in performance of the Corporation’s responsibilities under Rule 38a-1 of the Act.  Timpani agrees to provide to the Corporation with copies of its compliance program and such additional information and certifications as may reasonably be requested by the Corporation’s compliance personnel.  Upon becoming aware thereof, Timpani agrees to promptly notify the Corporation of any material compliance violations which affect the Corporation or a Fund.

c.	Timpani has adopted a Code of Ethics complying with Rule 204A-1 of the Advisers Act.

d.

To the extent prohibited by Regulation S-P, Timpani and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Corporation regarding any shareholder unless in accordance with an exception under Regulation S-P; or as otherwise may be permitted by law.  Timpani represents and warrants that, in accordance with applicable state privacy.

laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and non-public personal information of shareholders; protect against any anticipated threats or hazards to the security or integrity of shareholder records and non-public personal information; and protect against unauthorized access to or use of such shareholder records or non-public personal information that could result in substantial harm or inconvenience to any shareholder.

e.

Timpani agrees to use its best efforts to assist the Corporation in complying with the Sarbanes-Oxley Act and implementing the Corporation’s disclosure controls and procedures.  Timpani agrees to inform the Corporation of any material development related to Timpani that Timpani reasonably believes is relevant to the Corporation’s certification obligations under the Sarbanes-Oxley Act.

f.	Timpani shall provide such information as may reasonably be requested by the Directors under Section 15(c) of the Act in connection with their annual consideration of this Agreement

g.

Timpani will make available and provide such information as the Corporation, its officers and legal counsel may reasonably request for use in the preparation of the Registration Statement, reports and other documents required by any applicable statutes or regulations.

h.

Timpani shall immediately notify the Corporation of the occurrence of any event which would disqualify Timpani from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or any other applicable statute or regulation.

5.      Obligations of the Corporation.  The Corporation shall have the following obligations under this Agreement:

a.	To keep Timpani continuously and fully informed as to the composition of the Funds’ investments and the nature of all of its assets and liabilities;

b.

To furnish Timpani with a copy of any financial statement or report prepared for the Funds by certified or independent public accountants, and with copies of any financial statements or reports made to the Funds’ shareholders or to any governmental body or securities exchange;

c.

To furnish Timpani with copies of the Registration Statement and Organizational Documents, each as currently in effect and including all amendments and restatements thereto, if such Organizational Documents have not yet been delivered by the Corporation to Timpani.  The Corporation will promptly provide Timpani with any Policies and Procedures applicable to Timpani adopted from time to time by the Corporation and agrees to promptly provide Timpani with copies of all amendments thereto;

d.	To furnish Timpani with any further materials or information which Timpani may reasonably request to enable it to perform its functions under this Agreement; and

e.	To compensate Timpani for its services in accordance with the provisions of paragraph hereof.

6.      Compensation.  Each Fund shall pay to Timpani for its services a monthly fee, as set forth on the Exhibits hereto, payable on the last day of each month during which or during part of which this Agreement is in effect.  For the month during which this Agreement becomes effective and any month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.  Timpani may from time to time and for such periods as it deems appropriate reduce its compensation (and/or assume expenses) for one or more of the Funds.

7.      Expenses Paid by Corporation.  Except as provided in this paragraph, nothing in this Agreement shall be construed to impose upon Timpani the obligation to incur, pay, or reimburse the Corporation for any expenses not specifically assumed by Timpani under paragraph 2 above.  Each Fund shall pay or cause to be paid all of its expenses and the Fund’s allocable share of the Corporation’s expenses, including, but not limited to, investment advisory fees; any compensation, fees, or reimbursements which the Corporation pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the Act) of the Corporation or Timpani; fees and expenses of the custodian, transfer agent, registrar or dividend disbursing agent; current legal, accounting and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with the execution of Fund transactions; all expenses of bond and insurance coverage which inure to the Corporation’s benefit, including liability and fidelity bond coverage; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; the maintenance of its compliance program; the maintenance of the Registration Statement under the applicable federal and state securities laws; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of Shares of the Funds, including but not limited to, all costs involved in the registration or qualification of Shares of the Funds for sale in any jurisdiction and all costs involved in preparing, printing and distributing prospectuses and statements of additional information to existing shareholders of the Funds; all expenses incurred in connection with litigation, proceedings and claims and the legal obligations of the Corporation to indemnify its Directors, employees, shareholders and agents with respect thereto; all expenses of meetings of the Directors and shareholders and of preparing, printing and distributing proxy statements, notices and reports to shareholders, except for such costs described in Section 2; and such compensation payable to the Corporation’s compliance officer(s) as may be approved by the Directors from time to time.

8.      Allocation of Brokerage.  For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of securities shall be considered a cost of the securities of the Fund and shall be paid by the respective Fund.  Timpani is authorized and directed to place Fund transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that Timpani may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if Timpani determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of Timpani.  In placing Fund business with such broker or dealers, Timpani shall seek the best execution of each transaction, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934 and other applicable state and federal laws.  Notwithstanding the foregoing, the Corporation shall retain the right to direct the placement of all Fund transactions, and the Directors may establish policies or guidelines to be followed by Timpani in placing Fund transactions for the Funds pursuant to the foregoing provisions.

9.      Fund Name.  Timpani has proprietary rights in the “Timpani” portion of the name of each Fund on whose behalf the Corporation executes an Exhibit to this Agreement.  Timpani may withdraw the use of such name from the Fund.  Timpani acknowledges that the Corporation owns rights in the “Frontier” portion of the name of each Fund on whose behalf the Corporation executes an Exhibit to this Agreement and the Corporation’s name.  Timpani acknowledges that the Corporation may withdraw the use of such name from the Fund or the Corporation.

10.      Termination.  This Agreement may be terminated at any time, without penalty, by the Directors of the Corporation or by the shareholders of a Fund acting by the vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Act), provided in either case that 60 days’ written notice of termination be given to Timpani at its principal place of business.  This Agreement may be terminated by Timpani at any time by giving 60 days’ written notice of termination to the Corporation, addressed to its principal place of business.

11.      Assignment.  This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the Act) of this Agreement.

12.      Term.  This Agreement shall be executed and become effective as of the date first written above.  This Agreement shall begin for each Fund as of the date of execution of the applicable Exhibit and shall continue in effect with respect to each Fund (and any subsequent Funds added pursuant to an Exhibit) for two years from the date of this Agreement or the date of execution of the applicable Exhibit; and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Corporation), cast in person at a meeting called for that purpose, or by a vote of a majority of the outstanding voting securities of each Fund.

13.      Liability.  Neither Timpani nor any of its officers, managers, agents or employees shall be liable or responsible to the Corporation or its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Timpani of its duties under this Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on Timpani’s part or from reckless disregard by Timpani of its obligations and duties under this Agreement.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Corporation or any shareholder of the Corporation may have under any federal securities or state law.

14.      Amendments.  This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by a majority of those Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the Act) of the Corporation, voting in person at a meeting called for the purpose of voting on such approval, or if required by the Act, by the affirmative vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Act) of each Fund.

EXHIBIT A

to the

INVESTMENT ADVISORY AGREEMENT

FRONTIER TIMPANI SMALL CAP GROWTH FUND

For all services rendered by Timpani Capital Management LLC (the “Adviser”) hereunder, the above-named Fund, a series of Frontier Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 1.00 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to the Adviser monthly.

Executed as of the _____ day of ___________, 2015.

TIMPANI CAPITAL MANAGEMENT LLC

By:

Name:
Title:

FRONTIER FUNDS, INC.

By:

William D. Forsyth III, President

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free 1-800-581-3783 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER 12345678910

Frontier Timpani Small Cap Growth Fund

A SERIES OF FRONTIER FUNDS, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 18th, 2015

The undersigned shareholder(s) of the Frontier Timpani Small Cap Growth Fund, a series of Frontier Funds, Inc. (the “Corporation”), hereby appoint(s) William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 1:00 p.m., local time, on August 18, 2015, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois  60062, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated June 26, 2015, and revokes any proxy heretofore given with respect to such Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-581-3783.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders

The proxy statement for this meeting is available at:

proxyonline.com/docs/frontier2015.pdf

[PROXY ID NUMBER HERE]                                           [BAR CODE HERE]                                                                 [CUSIP HERE]

PROXY CARD

Frontier Timpani Small Cap Growth Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Note:  Please sign exactly as name(s) appear above.  If shares are held in the name of joint owners each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title.  If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

_______________________________________________________________

SIGNATURE (AND TITLE IF APPLICABLE)                                                     DATE

_______________________________________________________________

SIGNATURE (IF HELD JOINTLY)                                                                    DATE

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal has been unanimously approved by the Board of Directors and recommended for approval by shareholders.  In order to be counted, your vote must be received by August 18, 2015.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

	FOR	AGAINST	ABSTAIN
1.	To approve a new advisory agreement between Frontier Funds, Inc. and Timpani Capital Management LLC. ○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]                                           [BAR CODE HERE]                                                                 [CUSIP HERE]